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                   SUPPLEMENT TO THE COMMON CLASS PROSPECTUS

              WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
              WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
                        WARBURG PINCUS FIXED INCOME FUND
                    WARBURG PINCUS GLOBAL FIXED INCOME FUND

The following supersedes contrary information in the section in the funds' Common Class Prospectus entitled "Other Information -- About the Distributor".

Effective January 3, 2000, Provident Distributors, Inc., located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, became the funds' distributor, and is responsible for making the funds available to you.

Dated: January 7, 2000                                            WPBDF-16-0100A